                                                                   Exhibit 99.07


                             TAX SHARING AGREEMENT


     THIS AGREEMENT, executed this 15th day of October 1997, is entered into by and among Choice Hotels Franchising, Inc. (to be renamed Choice Hotels International, Inc.), a Delaware corporation ("Choice"), Choice Hotels International, Inc. (to be renamed Sunburst Hospitality Corporation ) a Delaware corporation ("Sunburst"), and all direct and indirect subsidiaries of one or both of Choice and Sunburst.


                                   RECITALS

     A. Choice, Sunburst, and the subsidiaries of Choice and Sunburst have heretofore joined in filing consolidated federal income tax returns under the Internal Revenue Code of 1986, as amended (the "Code"), and the applicable Treasury Regulations promulgated thereunder by the Treasury Department (the "Regulations") and have heretofore joined in filing certain consolidated, combined, and unitary state income tax returns.

     B. Pursuant to the Distribution Agreement of even date herewith between Choice and Sunburst, Sunburst will distribute all of its stock in Choice to the common shareholders of Sunburst in a transaction intended to qualify for tax free treatment under Section 355 of the Code, and Choice and its subsidiaries will therefore leave the affiliated group (within the meaning of Section 1504(a) of the Code) of corporations (the "Sunburst Group") of which Sunburst is the common parent.

     C. The parties hereto desire to allocate their respective federal, state, and local income tax liabilities, assess in connection with the filing of returns, including but not limited to consolidated, unitary, combined, or separate returns, among themselves for the following fiscal years: (a) the short period commencing November 1, 1996 and ending May 31, 1997 ("Short 97"); (b) the period commencing June 1, 1997 and ending December 31, 1997; (" Second Short 97") (c) the period commencing June 1, 1997 and ending on the Distribution Date ("Stub 97"); and (d) where relevant, the short period commencing on the date after the Distribution Date and ending on December 31, 1997 ("Second Stub 97").

     D. The parties hereto desire to provide for the compensation and reimbursement of each other for federal and state income tax deficiencies paid by one party hereto although allocated pursuant to this Agreement to the other (plus interest and penalties), or refunds received (plus interest) as a result of, among other things, audits by the Internal Revenue Service (the "Service") and other taxing authorities and judicial determinations, if any, involving consolidated federal and state income tax returns ("Joint Return Deficiencies/Refunds").

     E.  The parties hereto desire to provide and fix the responsibilities for:
(1) the preparation and filing of tax returns along with the payments of taxes shown to be due and payable thereon (as well as estimated or advance payments required prior to the filing of said returns) for certain periods as provided herein (2) the retention and maintenance of all relevant records necessary to prepare and file appropriate tax returns, as well as providing for appropriate access to those records for all parties to this Agreement; (3) the conduct of audits, examinations, and proceedings with appropriate governmental authorities which could result in a redetermination of tax liabilities (for certain periods as provided herein) of any party to this Agreement; and (4) the cooperation of all parties with one another in order to fulfill their duties and responsibilities under this Agreement and under applicable law.

     NOW THEREFORE, the parties agree as follows:

SECTION 1.  DEFINITIONS.
            -----------

     As used herein, the following terms shall have the following meanings:

     (a) "Affiliated Group" shall have the meaning attributed to that term in
         Section 1504 of the Code, determined without regard to Section 1504(b)
         (1)-(8) of the Code.

     (b) "Choice" is defined in the preamble.

     (c) "Choice Group" shall mean the group of corporations immediately after the Distribution Date consisting of the Affiliated Group of which Choice is the Common Parent.

     (d) "Code" is defined in the preamble.

     (e) "Common Parent" shall have the meaning attributed to that term in the Consolidated Return Regulations

     (f) "Consolidated Return Regulations" is defined in section 4 hereof.

     (g) "Distribution" shall mean the distribution by Sunburst of all its stock in Choice to its shareholders.

     (h) "Distribution Date" shall mean the date on which the Distribution occurs.

     (i) "Fiscal Year 1997" shall mean the period of time between June 1, 1996 and May 31, 1997.

     (j) "Service" shall mean the Internal Revenue Service.

     (k) "Joint Contest" shall mean a Tax Contest seeking a redetermination of Taxes involving one or more Members (determined by reference to the time period for which such return was filed) of the Sunburst Group and one or more Members of the Choice Group, whether such corporations joined in the filing of returns on a consolidated, combined, or unitary basis or otherwise.

     (l) "Joint Return Deficiencies/Refunds" is defined in the preamble.

     (m) "Member" shall have the meaning attributed to that term in Section 1.1502-1(b) of the Regulations, but without regard to whether a corporation qualifies to be a Member of an Affiliated Group under
         Section 1504(b) of the Code.

     (n) "Minimum Tax Credit" is defined in section 5 hereof.

     (o) "Regulations" is defined in the preamble.

     (p) "Separate Contest" shall mean a Tax Contest involving only Members of either the Choice Group or the Sunburst Group.

     (q) "Sunburst Group" shall mean the group of corporations at any given time (either prior to, or subsequent to, the Distribution) consisting of the Affiliated Group of which Sunburst is the Common Parent.

     (r) "Tax Attributes" shall mean any losses, credits and other tax attributes relating to taxes that may be carried forward or back by any Member of the Sunburst Group or the Choice Group on a separate return or consolidated basis to a taxable year other than the taxable year in which such attribute is recognized, including, but not limited to, net operating losses, alternative minimum tax credits, targeted jobs tax credits, investment tax credits, foreign tax credits, research and development credits, and similar credits under state or local law.

     (s) "Taxes" shall mean (i) all federal income taxes and state, local, and foreign income and franchise (to the extent based upon or measured by net income) taxes (or taxes in lieu thereof) plus (ii) any penalties, fines or additions to tax with respect thereto, plus (iii) any interest with respect to the items contained in (i) and (ii).

     (t) "Tax Contest" shall mean an audit, review, examination or the like, inclusive of litigation, with the purpose of redetermining taxes of any corporation (without regard to whether such matter was initiated by an appropriate taxing authority or in response to a claim for refund by one or more corporations).

SECTION 2. COMPUTATION OF TAX; ALLOCATION OF CERTAIN YEARS' TAXES
           ------------------------------------------------------

     (a) Computations & Elections.  In determining the liabilities for taxes,
         ------------------------
         etc. of the Sunburst Group and its Members for Fiscal Year 1997, and where relevant, Stub 97, Short 97, Second Stub 97, Second Short 97, the computations of the tax liabilities of the Sunburst Group and its Members shall, to the extent permitted by law, be made in accordance with the methods used in the consolidated returns which include Sunburst and Choice for the fiscal years ending prior to the beginning of Fiscal Year 1997.

    (b)  Allocation of Tax
         -----------------

         (i) The Taxes assessed pursuant to the returns described in the preceding subsection will be allocated among the Members of the Sunburst Group pursuant to the Sunburst Group's historic tax allocation method, described in section 1552(a)(2) of the Code.

         (ii) With respect to Second Short 97 if the consolidated liability for Taxes of the Sunburst Group for Fiscal Year 1998 (the "97 Calendar Sunburst Liability") is less than the sum of the Taxes allocated for Second Short 97 to Choice and its subsidiaries pursuant to section 2(b)(i) hereof (the "Choice Separate Allocations"), the amounts allocated pursuant to section 2(b)(i) to Choice and its subsidiaries will be reduced by an amount equal to the excess of the Choice Separate Allocations over the 97 Calendar Sunburst Liability.

         (iii) With respect to the state and local Taxes which are determined on a combined or unitary basis, similar principles as those described in section 2(b)(i) and (ii) shall govern the allocation of such Tax liabilities among the parties hereto.

    (c)  Post-Distribution Date Allocations and Payments.
         -----------------------------------------------

         (i) The final allocations of Stub 97 Taxes, Short 97 Taxes, Second Stub 97 Taxes and Second Short 97 Taxes (to be made by Sunburst for Short Calendar Year 1997) will be made not later than 90 days following the filing of the Federal consolidated income tax return of the Sunburst Group for such period. With respect to the final allocations of Stub 97 Taxes, Short 97 Taxes, Second Stub 97 Taxes, and Second Short 97 Taxes, Choice and/or its subsidiaries shall make payments to Sunburst and/or its subsidiaries, or receive payments from Sunburst and/or its subsidiaries based on the following principles:

         (1) the payment shall equal the amount of the net adjustments, if any, to taxable income or loss of Members of the Choice Group multiplied by the applicable highest federal marginal rate of income taxation on corporations in effect for the period for which the net adjustment is made; or

         (2) in the case of adjustments to credits, the payments made or received shall be in an amount equal to the net adjustments, if any, of the credits of Members of the Choice Group.

    (d)  Manor Care Tax Sharing Agreement.
         ---------------------------------

         Any additional amounts required to be paid by (or amounts owing to) any of the parties hereto pursuant to the Tax Sharing Agreement, by and among Manor Care, Inc. and Sunburst (and their subsidiaries), dated November 1, 1996, shall be paid by (or paid to) the appropriate party hereto in accordance with the provisions of this section as if such provisions applied to such payments.

     (e)  Characterization of Payments.
          -----------------------------

          Any payment (other than interest thereon) between the parties made hereunder shall be treated by all parties for all purposes as a nontaxable intercompany settlement of liabilities existing immediately before the Distribution or, to the extent appropriate, as a nontaxable distribution or capital contribution.

SECTION 3.  SEPARATE COMPANY LIABILITIES.
            ----------------------------

     Notwithstanding the provisions of section 2 hereof, for all periods through and including Second Short 97 Taxes imposed upon Choice or any of its direct and indirect subsidiaries and which are determined or assessed on a separate company basis will be the separate liability of Choice or such subsidiary and not subject to allocation or sharing among other Members of the Sunburst Group.

SECTION 4.  ALLOCATION OF TAX ATTRIBUTES.
            ----------------------------

     All Tax Attributes of the Sunburst Group will be allocated among Sunburst, Choice, and their respective subsidiaries in accordance with the Regulations promulgated pursuant to Section 1502 of the Code (the "Consolidated Return Regulations") and, to the extent applicable, other provisions of the Code and Regulations (and analogous provisions of state, local, or foreign law).

SECTION 5.  CARRYBACKS OF TAX ATTRIBUTES.
            ----------------------------

     (a)  Choice Carrybacks.  If for any taxable year beginning on or after the
          ------------------
          Distribution Date, Choice or any Member of the Choice Group realizes a Tax Attribute which Choice or such Member of the Choice Group, is permitted or required to carry back to a prior taxable year of the Sunburst Group or the prior taxable year of a Member of the Sunburst Group (either on a consolidated or separate return basis), Sunburst (or a Member of the Sunburst Group) shall file appropriate refund claims within a reasonable period after being requested by Choice to do so in writing provided that Sunburst has consented to such filing ( which consent shall not be unreasonably withheld). Sunburst (or the Member of the Sunburst Group receiving such refund) shall promptly remit to Choice any refund of Taxes it receives with respect to any Tax Attribute so carried back.

     (b)  Sunburst Carrybacks.  If for any taxable year Sunburst or a Member of
          -------------------
          the Sunburst Group realizes a Tax Attribute which Sunburst or such Member of the Sunburst Group, is permitted or required to carry back to one of its prior taxable years, Sunburst or the Member of the Sunburst Group may file appropriate refund claims and shall be entitled to any refund of Taxes resulting from such claims.

SECTION 6.  CONDUCT OF TAX CONTESTS.
            -----------------------

    (a)  "Joint Contests."
          --------------

         (i) The conduct of Joint Contests shall be the responsibility of Sunburst. Choice, as the common parent of the Choice Group or otherwise, agrees to take all such actions and to cause its subsidiaries to take all such actions as may be necessary to permit Sunburst to conduct such contests.

         (ii) In the case of a Joint Contest of a consolidated federal or state income tax return which included Choice and/or its subsidiaries, Choice shall be notified by Sunburst of such Joint Contest and Choice and/or its subsidiaries, as appropriate, shall be entitled to participate, at their own expense, in contesting all relevant items that affect the tax liability or Tax Attributes of such entities with respect to such Joint Contest in administrative and judicial proceedings. Choice and its subsidiaries agree to notify Sunburst of any actual or proposed Tax Contest of a consolidated federal or state income tax return of the Sunburst Group for any period ending on or before May 31, 1997. Choice will, and shall cause any of its subsidiaries to, cooperate in connection with any such Tax Contest. Sunburst and Choice shall share jointly in any decisions involved in connection with settlements of tax disputes to the extent that items are involved that affect the tax, penalty, or interest liability or Tax Attributes of Choice or its subsidiaries. Sunburst may not agree to settle such a dispute without the consent of Choice unless Sunburst releases Choice from its liability to pay its share of the disputed amount hereunder. If both parties agree to contest a tax matter, then the costs of contesting the matter shall be borne equally by each party. If only one party requests the contest of a tax matter, the party requesting the contest shall bear its expenses associated with such contest; provided however, that the other party will agree to cooperate with the contesting party, and further provided that the non-contesting party shall bear its own costs and expenses, if any, and shall not be entitled to reimbursement for the fair cost of its own employees related to its participation in, or cooperation with the contesting party in such contest.

    (b)  Separate Contests.  Any Separate Contests with respect to tax returns
         -----------------
         filed by any Member of either the Choice Group or the Sunburst Group on a separate company basis shall be conducted by the entity which filed such tax return (or the Common Parent of the Affiliated Group of which such entity is a Member at the time of such Contest), and such entity shall have sole and complete authority to conduct such Contest, including the authority to negotiate with and enter into settlements with any taxing authority. If at any point of the proceedings of a Separate Contest, it becomes a Joint Contest, then it shall thereafter be conducted as a Joint Contest.

    (c)  Cooperation.  Choice (and each Member of the Choice Group) and
         -----------
         Sunburst (and each Member of the Sunburst Group) shall provide the assistance reasonably requested by the other party with respect to conducting any Tax Contest, including providing access to books, records, tax returns and supporting work papers and providing any powers of attorney required to conduct any Tax Contest.

SECTION 7.  REDETERMINED TAX LIABILITIES.
            ----------------------------

     In the event of a redetermination of federal, state or local income tax liabilities by the Service or other taxing authority and/or judicial determinations, payments in connection therewith, if any, made or received by or among Choice, Sunburst, and their respective subsidiaries, shall be governed by the following principles:

     (a) Upon such redetermination, the redetermined liability will be borne by (that is, any increases in liability will be paid by, and any decreases in liability will be received by) the applicable entities in the case of matters arising out of Separate Contests.

     (b) In the case of liabilities redetermined with respect to consolidated, combined, or unitary returns, which redeterminations are pursuant to Joint Contests, any increase in liabilities shall be paid to the relevant taxing authority by, and any decrease in liabilities received from the relevant taxing authority shall be paid to, Sunburst and/or its subsidiaries. Whether or not a payment is required to or from a relevant taxing jurisdiction and subject to the provisions of section 7(c) hereof, Choice and/or its subsidiaries shall make payments to Sunburst and/or its subsidiaries, or receive payments from Sunburst and/or its subsidiaries based on the following principles:

         (1) the payment shall equal the amount of the net adjustments, if any, to taxable income or loss of Members of the Choice Group multiplied by the applicable highest federal marginal rate of income taxation on corporations in effect for the period for which the net adjustment is made; or

         (2) in the case of adjustments to credits, the payments made or received shall be in an amount equal to the net adjustments, if any, of the credits of Members of the Choice Group.

     (c) If there is a redetermination of tax liabilities in connection with either a Joint Contest or a Separate Contest, and as a result thereof there is an adjustment to credits or attributes allocated among the parties hereto pursuant to section 4 hereof, Sunburst shall make a payment to Choice equal to the amount of any resulting reduction in items allocated to Members of the Choice Group to the extent such reduction is attributable to income adjustments to Members of the Sunburst Group and Choice shall make a payment to Sunburst equal to the amount of any resulting reduction in items allocated to Members of the Sunburst Group to the extent such reduction is attributable to income adjustments to Members of the Choice Group.

     (d) Any liability arising from adjustments to income made by (1) treating the Distribution as a taxable distribution of property or (2) recognizing "boot" in connection with the Distribution and any transactions related thereto shall be borne entirely by Choice.

SECTION 8.  RETENTION OF RECORDS: ACCESS TO RECORDS; COOPERATION AND ASSISTANCE.
            -------------------------------------------------------------------

    (a)  Retention of Records.
         --------------------

         (i)   Duties of Choice. Choice shall retain all tax returns, tax
               ----------------
         reports, related work papers and schedules (along with all documents that pertain to any such tax returns, reports or work papers) of it and/or any of its subsidiaries which relate to a tax period ending on or before December 31, 1997. Choice shall make such documents available to Sunburst and/or its subsidiaries at Sunburst's request. Choice shall not dispose of such documents without the permission of Sunburst.

         (ii)  Duties of Sunburst. Sunburst shall retain all tax returns, tax
               ------------------
         reports, related work papers and schedules (along with all documents that pertain to any such tax returns, reports or work papers) of it and/or any of its subsidiaries which relate to a tax period ending on or before December 31, 1997. Sunburst shall make such documents available to Choice and/or its subsidiaries at Choice's request. Sunburst shall not dispose of such documents without the permission of Choice.

    (b)  Access to Records.
         -----------------

         (i)   Duties of Choice. Choice will permit Sunburst or its
               ----------------
         subsidiaries, or their designated representative, to have access at any reasonable time and from time to time after the Distribution Date to all relevant tax returns and supporting papers therefor of Choice and the other members of the Choice Group (as they were constituted immediately prior to the Distribution Date) in respect of periods ending on or before the Distribution Date, wherever located, and furnish, and request that the independent accountants of Choice or any of the members of the Choice Group furnish, to Sunburst and its subsidiaries, as the case may be, such additional information and documents with respect to consolidated federal and state income tax returns filed in respect of periods ending on or before December 31, 1997, as Sunburst or any of its subsidiaries may from time to time reasonably request.

         (ii)  Duties of Sunburst. Sunburst will permit Choice or its
               ------------------
         subsidiaries, or their designated representative, to have access at any reasonable time and from time to time after the Distribution Date to all relevant tax returns and supporting papers therefor of Sunburst and the other members of the Sunburst Group (as they were constituted immediately prior to the Distribution Date) in respect of periods ending on or before the Distribution Date, wherever located, and furnish, and request that the independent accountants of Sunburst or any of the members of the Sunburst Group furnish, to Choice and its subsidiaries, as the case may be, such additional information and documents with respect to consolidated federal and state income tax returns filed in respect of periods ending on or before December 31, 1997, as Choice or any of its subsidiaries may from time to time reasonably request.

    (c)  Assistance and Cooperation.  Sunburst (and Members of the Sunburst
         --------------------------
         Group) and Choice (and Members of the Choice Group) will provide each other with such cooperation, assistance and information as either of them reasonably may request of the other with respect to the filing of any tax return amended return, claim for refund or other document with any taxing authority. With respect to the federal consolidated tax return or any combined state tax return filed by Sunburst for tax periods which begin before the Distribution Date and end after the Distribution Date, such assistance shall include the timely submission by Choice to Sunburst of pro forma tax returns for Choice and each Member of the Choice Group, prepared on the basis that each such Member's tax period ended on the Distribution Date.

    (d)  Confidentiality.  Except as required by law or with the prior written
         ----------------
         consent of the other party, all tax returns and related information which are written in the scope of this Agreement shall be kept confidential by the parties hereto and their representatives shall not be declined to any other person or entity and shall be used only for the purposes provided herein.

SECTION 9.  PREPARATION OF TAX RETURNS:  ESTIMATED PAYMENTS.
            -----------------------------------------------

    (a)  FY 1997.  Sunburst and Choice shall work together to prepare the
         -------
         consolidated, separate, and combined returns for Fiscal Year 1997, Short 97 and Second Short 97. It shall be the responsibility of Choice to timely file such returns and to make any payments required in connection with the consolidated and combined returns to the applicable taxing authorities.

    (b)  Short Calendar Year 1997.  Choice shall prepare and timely file the
         ------------------------
         consolidated returns for Second Short 97 In connection with the preceding sentence, Sunburst and its subsidiaries will, on or prior to June 15, 1998 with respect to Second Short 97 (i) furnish to Choice all information and documentation (with respect to Sunburst and its subsidiaries) necessary or useful in the preparation of the consolidated federal and state income tax returns for the Sunburst Group for Second Short 97 (ii) permit Choice to have access at any reasonable time and from time to time, after the Distribution Date, to all tax returns and supporting papers therefor of Sunburst and its subsidiaries, wherever located; and (iii) furnish to Choice such additional information and documents in the possession of such companies, with respect to consolidated federal and state income tax returns filed in respect of periods including or ending before the Distribution Date, as Choice may from time to time reasonably request. Choice will, and shall cause its subsidiaries to, cooperate in connection with the preparation of the consolidated federal and state income tax returns of the Sunburst Group for Second Short 97. It shall be the responsibility of Sunburst to make any payments required in connection therewith to the applicable taxing authorities. Sunburst and its subsidiaries shall file its own tax returns which are filed on a separate or combined basis for Second Short 97. Choice and its subsidiaries shall prepare and file its own tax returns which are filed on a separate or combined basis for Second Short 97.

    (c)  Taxable Period Before FY 1997.  All tax returns of the Sunburst Group
         -----------------------------
         which are filed on a consolidated or combined basis for tax periods ending before May 31, 1997 were prepared and filed by Sunburst. Sunburst shall be solely responsible for the payment of all Taxes for such periods. Sunburst shall not file or amend such consolidated or combined tax returns without affording Choice the opportunity to review and comment on such tax returns to the extent that the tax liabilities relating to such returns are, or could be allocated, assessed or charged to Choice and/or any of its subsidiaries, whether such allocation, assessment, or charge is by law or by contract or agreement.

    (d)  Post-Distribution Date Taxable Years.
         ------------------------------------

         (i)   Choice's Separate Returns. All tax returns of the Choice Group
               -------------------------
         which are filed on a consolidated, separate or combined basis for Choice and/or any of its subsidiaries for tax periods beginning on or after the Distribution Date shall be prepared and filed by Choice. Choice shall be solely responsible for the payment of all Taxes due with respect to such tax returns for such tax periods.

         (ii)  Sunburst's Separate Returns. All tax returns of the Sunburst
               ---------------------------
         Group which are filed on a consolidated, separate, or combined basis for Sunburst and/or any of its subsidiaries for tax periods beginning on or after the Distribution Date shall be prepared and filed by Sunburst. Sunburst shall be solely responsible for the payment of all Taxes due with respect to such tax returns for such tax periods.

    (e)  Estimated Payments.  All payments (including estimated payments or
         ------------------
         payments made in connection with requests for extensions of time to file such returns) made subsequent to the date hereof with respect to consolidated, combined, or unitary income tax liabilities of the Sunburst Group and its Members for FY 1997 and Second Short 97 shall be made by Sunburst. Sunburst shall promptly thereafter notify Choice of the portion, if any, of such payment which it in good faith believes to be attributable to Choice's share of the FY 1997 and FY 1998 liability, as determined under the provisions of section 2 hereof. Choice shall thereafter promptly pay such amount to Sunburst or advise Sunburst of the basis for its disagreement. Choice must make estimated payments for the Choice Group for periods beginning on/after the Distribution Date.

SECTION 10. PAYROLL TAX REPORTING AND WITHHOLDING IN STOCK OPTIONS.
            ------------------------------------------------------

    (a) Upon the exercise of any nonqualified stock option covered by Employee Benefits and Other Employment Matters Allocation Agreement, by and between Choice and Sunburst, dated as of October 15, 1997 the employer of the employee exercising such option shall be responsible for collecting from the employee and timely remitting to the applicable taxing authority any required income, employment, payroll, or other tax withholding with respect to the income to be recognized by such employee as a result of such exercise, and shall include on such employee's annual wage statement or other payroll tax reporting form for the calendar year in which the option is exercised, the amount of such income and withholdings. In addition, upon the exercise of any nonqualified stock option covered by the Employee Benefits and Other Employee Matters Allocation Agreement, the employer of the employee exercising such option shall be responsible for paying to any applicable taxing authority any taxes imposed on an employer in connection with such exercise. If an employee exercises an option with respect to stock other than his or her employer's stock, then the issuer of that stock shall be required to provide the employer with information sufficient to allow the employer to satisfy its withholding and reporting obligations, including, without limitation, the number of option shares exercised, the fair market value of the issuer's stock on the date of exercise and the option price paid for the stock. The issuer of such stock shall retain the stock to be issued upon the exercise of an option by a person who is not an employee of such issuer until such time as both the exercise price for the stock has been paid and any required withholding with respect to the income to be recognized by such person has been remitted to his or her employer, and such employer, shall promptly notify the issuer when such required withholding has been remitted. The employer of an employee exercising a stock option covered by the Employee Benefits and Other Employee Matters Allocation Agreement shall be entitled to claim any and all tax deductions, to the extent permitted by law the income recognized by such employee as a result of such exercise.

    (b) If an employee is employed by both Sunburst and Choice, for the purpose of this Section 10, such employee shall be treated as an employee of Sunburst with respect to his or her Sunburst stock options and as an employee of Choice with respect to his or her Choice stock options.

    (c) For purposes of this Section 10, the term "employee" shall include Directors of Sunburst or Choice, whether or not employed.

SECTION 11. INDEMNIFICATION.
            ---------------

     With respect to all consolidated federal and state income tax returns filed by the Sunburst Group:

    (a) Choice shall indemnify, defend and hold harmless Sunburst and its subsidiaries, and Sunburst shall indemnify, defend and hold harmless Choice and its subsidiaries from and against any liability, cost, or expense, including, without limitation, any fine, penalty, interest charge (restricted to interest in excess of the rate established under Section 6621 of the Code and interest which is in respect of the penalty portion of an assessment), or accountants' or attorneys' fees, arising out of fraudulent or negligently prepared information, workpapers, documents, and other items used in the preparation of, or presented in, any return, amended return, or claim or refund filed for the Sunburst Group for Fiscal Year 1997, Short 1997, Stub 97, Second Short 97 or Second Stub 97, and which information, workpapers, documents, or other items originated with and/or were prepared by such indemnifying party.

    (b) Choice shall indemnify, defend and hold harmless Sunburst from and against any liability, cost, or expense incurred or paid by Sunburst in excess of its share thereof as allocated pursuant to this Agreement hereof, including any amount paid by Sunburst in connection with an assessment by the Service or other taxing authority.

    (c) Sunburst shall indemnify, defend and hold harmless Choice from and against any liability, cost, or expense incurred or paid by Choice in excess of its share thereof as allocated pursuant to this Agreement hereof, including any amount paid by Choice in connection with an assessment by the Service or other taxing authority.

SECTION 12. RESOLUTION OF DISPUTES.
            ----------------------

     Any disputes among the parties with respect to this Agreement shall be resolved by a public accounting firm or a law firm reasonably satisfactory to Sunburst and Choice. The fees and expenses of such firm shall be borne equally by Choice and Sunburst. In the event that Choice and Sunburst are unable to appoint such a firm, then all disputes arising under this Agreement shall be resolved under the terms of the Distribution Agreement.

SECTION 13. SUBSIDIARIES.
            ------------

     Any reference herein to a subsidiary or subsidiaries does not include any corporation that is or was, in the relevant tax year, not permitted to join in the filing of a consolidated federal income tax return pursuant to Section 1504 of the Code. To the extent that the provisions of the Agreement pertain to a subsidiary or subsidiaries of Sunburst or Choice, Sunburst and Choice respectively agree that it will cause the respective subsidiary or subsidiaries to carry out the terms of this Agreement.

SECTION 14. SURVIVABILITY.
            -------------

     This Agreement and each of its provisions shall be binding upon and inure to the benefit of the parties and their respective heirs and successors. This Agreement shall be effective only from and after the close of business on the Distribution Date. Nothing in this Agreement is intended or shall

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

be construed to give any person or entity other than the parties and their respective heirs or successors any rights or remedies under or by reason of the Agreement.

SECTION 15. NOTICES.
            -------

     All notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed delivered upon receipt by hand or shall be deemed to have been properly made and given one (1) business day after being deposited with a reputable overnight courier service such as Federal Express, Airborne Express or UPS Next Day Air for next business day delivery to the parties at their respective addresses set forth below, or as to any party at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this paragraph:

         To Choice:    Choice Hotels Franchising, Inc.
                       10750 Columbia Pike
                       Silver Spring, MD 20901
                       Attn:  General Counsel

         To Sunburst:  Choice Hotels International, Inc.
                       10770 Columbia Pike
                       Silver Spring, MD  20901
                       Attn:  General Counsel

SECTION 16. GOVERNING LAW.
            -------------

     This Agreement shall be governed by, and construed in accordance with, the laws of the state of Maryland, without reference to its conflict of laws principles.

SECTION 17. COSTS AND EXPENSES.
            ------------------

     In any action brought to enforce or interpret this Agreement, each party shall pay its own costs and expenses of maintaining or defending such action.

SECTION 18. REMEDIES CUMULATIVE.
            -------------------

     The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

SECTION 19. COUNTERPARTS.
            ------------

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same Agreement.

SECTION 20. SEVERABILITY.
            ------------

     In the event that any portion of this Agreement shall be declared invalid by order, decree or judgment of a court, or governmental agency having jurisdiction, this Agreement shall be construed as if such portion had not been inserted herein, except when such construction would operate as an undue hardship on any party to this Agreement or constitute a substantial deviation from the general intent and purpose of said parties as reflected in this Agreement

SECTION 21. AMENDMENTS; WAIVER.
            ------------------

     This Agreement may be amended, and the observance of any term of this Agreement may be waived, in a written document signed by duly authorized officers of Sunburst and Choice.

SECTION 22. EFFECTIVENESS OF AGREEMENT.
            --------------------------

     This Agreement shall become effective from and after the close of business on the Distribution Date and shall continue in effect until otherwise agreed in writing by Sunburst and Choice, or their successors.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


                         CHOICE HOTELS FRANCHISING, INC.



                         By: /s/ Michael J. DeSantis
                            ------------------------------------
                         Name: Michael J. DeSantis
                              ----------------------------------
                         Title: Senior Vice President
                               ---------------------------------



                         CHOICE HOTELS INTERNATIONAL, INC.



                         By: /s/ Edward A. Kubis
                            ------------------------------------
                         Name: Edward A. Kubis
                              ----------------------------------
                         Title: Senior Vice President
                               ---------------------------------

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